UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

VALVOLINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	6.	Amount Previously Paid:
	7.	Form, Schedule or Registration Statement No.:
	8.	Filing Party:
	9.	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VALVOLINE INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2018.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting of Shareholders, the Proxy Statement and 2017 Annual Report to Shareholders are available at www.ViewMaterial.com/VVV.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 17, 2018 to facilitate timely delivery.

WHEN AND WHERE IS THE SHAREHOLDERS’ MEETING?

The 2018 Annual Meeting of Shareholders of Valvoline Inc. will be held at Valvoline Inc., 100 Valvoline Way, Lexington, KY 40509, on Wednesday, January 31, 2018, at 11:00 a.m. (ET). If you need directions to attend the Annual Meeting and vote in person, please call Investor Relations at 1-859-357-3155.

WHAT IS BEING VOTED ON AT THE SHAREHOLDERS’ MEETING?

•	The election of the following seven directors to serve until the Annual Meeting of Shareholders in 2019: Richard J. Freeland, Stephen F. Kirk, Stephen E. Macadam, Vada O. Manager, Samuel J. Mitchell, Jr., Charles M. Sonsteby and Mary J. Twinem;

•	Ratification of the appointment of Ernst & Young LLP as Valvoline’s independent registered public accounting firm for fiscal 2018;

•	A non-binding advisory resolution approving Valvoline’s executive compensation, as set forth in the Proxy Statement;

•	Approval of the Valvoline Inc. Employee Stock Purchase Plan; and

•	The consideration of any other business that is properly brought before the Annual Meeting.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board of Directors recommends that shareholders vote FOR each of the nominees for Director, FOR the ratification of the appointment of Ernst & Young LLP as Valvoline’s independent registered public accounting firm for fiscal 2018, FOR the non-binding advisory resolution approving Valvoline’s executive compensation, as set forth in the Proxy Statement and FOR the approval of the Valvoline Inc. Employee Stock Purchase Plan.

This is not a proxy card. If you wish to cast your vote on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

You may access the proxy materials on the Internet as described above. You also may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below). You will have the opportunity to request copies of proxy materials for all of our future Shareholder meetings or only for the 2018 Annual Meeting.

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided; or

2.	Access the website, www.SendMaterial.com and follow the instructions provided; or

3.	Send an e-mail to papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct otherwise, we will reply to your email with links to the proxy materials in PDF format for this meeting only.

To vote your Valvoline Inc. shares, you can attend the Annual Meeting of Shareholders and vote in person or request a paper copy of the proxy materials and vote by mail or you can:

1.      Go to www.ViewMaterial.com/VVV

2.      Click on the icon to vote your shares.

3.      Enter the 11-digit control number (located by the arrow in the box above).

4.      Follow the simple instructions to record your vote.

You are able to vote until 6:00 a.m.

on January 31, 2018.